                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 17, 1999


                        VOICESTREAM WIRELESS CORPORATION
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               (Exact name of registrant as specified in charter)

Washington                       000-25441                     91-1956183
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


3650  131st Ave SE, Bellevue, WA                             98006
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (425) 586-8700



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

AERIAL REORGANIZATION

      On September 17, 1999, VoiceStream Wireless Corporation, a Washington corporation ("VoiceStream"), agreed to a plan of reorganization (the "Aerial reorganization") with Aerial Communications, Inc., a Delaware corporation ("Aerial"). The terms of the Aerial reorganization are set forth in an Agreement and Plan of Reorganization (the "Aerial reorganization agreement"), dated as of September 17, 1999, between VoiceStream, Aerial, VoiceStream Wireless Holding Corporation, a Delaware corporation and a wholly-owned subsidiary of VoiceStream ("VoiceStream Holdings"), VoiceStream Subsidiary III Corporation, a Delaware corporation and a wholly-owned subsidiary of VoiceStream Holdings, and Telephone and Data Systems, Inc., a Delaware corporation ("TDS").

      In the Aerial reorganization each share of Aerial Common Stock, par value $.01 per share (the "Aerial Common Stock"), will be exchanged for 0.455 shares of Holding Company common stock, par value $.001 per share (the "VoiceStream Holdings Common Stock") (the "Exchange Ratio") or, in the case of public shareholders, at the election of the holder thereof, into $18.00 cash. The Exchange Ratio is subject to adjustment in certain circumstances. If the Omnipoint reorganization (see Form 8-K filed by the Registrant on July 6, 1999) has not been consummated prior to the closing of the Aerial reorganization, each share of the present VoiceStream Common Stock, no par value per share (the "VoiceStream Common Stock"), will be exchanged for one share of VoiceStream Holdings Common Stock.

      Consummation of the Aerial reorganization is subject to various conditions, including: (i) approval and adoption of the Aerial reorganization by the shareholders of each of VoiceStream and Aerial; (ii) receipt of necessary federal, state, and other regulatory approvals, including those of the Federal Communications Commission; (iii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Acts of 1976;
(iv) registration of the shares of VoiceStream Holdings Common Stock to be issued in the Aerial reorganization under the Securities Act of 1933, as amended (the "Securities Act"), and the approval for listing of such shares on the Nasdaq National Market System; and (v) satisfaction of certain other conditions, including the consummation of certain other transactions more fully described below. The Aerial reorganization agreement and the transactions contemplated thereby will be submitted for adoption and approval to the shareholders of each of VoiceStream and Aerial at meetings to be called and held for that purpose. Prior to such meetings, VoiceStream and Aerial will file a registration statement/proxy statement with the Securities and Exchange Commission registering under the Securities Act VoiceStream the Holdings Common Stock to be issued in the Aerial reorganization.

DEBT/EQUITY REPLACEMENT

       In connection with the Aerial reorganization, TDS, Aerial, Aerial Operating Company, Inc. ("Operating Company"), VoiceStream, and VoiceStream Holdings entered into Debt/Equity Replacement Agreement dated September 17, 1999 whereby TDS will replace $420 million of Operating Company debt owed to TDS with equity of Aerial at $22 per share of Aerial Common Stock.

VOTING AGREEMENTS

      Pursuant to a voting agreement, holders of approximately 46% of the shares of VoiceStream Holdings Common Stock, on a fully-diluted basis, have agreed to vote for the Aerial reorganization, even if the VoiceStream Holdings Board withdraws its support of the Aerial reorganization.

      Furthermore, TDS, in its capacity as a stockholder of Aerial, has entered into a stockholder voting agreement pursuant to which it has agreed to vote in favor of the Aerial reorganization even if the Aerial Board withdraws its support of the Aerial reorganization.

TDS INVESTOR AGREEMENT

      At the closing of the Aerial reorganization, TDS and VoiceStream Holdings will enter into an agreement which limits certain actions by TDS as a stockholder of VoiceStream Holdings for a period of 5 years. Among other provisions, and subject to certain exceptions, TDS will agree not to:

o acquire any additional shares of VoiceStream Holdings common stock which would cause TDS to own in excess of 24.9% of the voting securities of VoiceStream Holdings (except that this percentage will be 28% if the Aerial reorganization occurs at a time that the Omnipoint reorganization has not occurred);

o solicit proxies for shares of VoiceStream Holdings common stock or participate in an election contest; or

o join a group or take any action to initiate, encourage or otherwise facilitate a tender or exchange offer for VoiceStream Holdings which would result in change of control of VoiceStream Holdings.

In addition, TDS would agree to certain restrictions on its ability to transfer its VoiceStream Holdings shares. In particular, if TDS sells VoiceStream Holdings shares, it would agree to take reasonable care to preclude the acquisition of more than 5% of the voting power of the VoiceStream Holdings shares by any person or group, except Sonera and certain other affiliated parties.

SONERA RELEASE & INVESTMENTS

      In connection with the Aerial reorganization, TDS, Aerial, Operating Company, VoiceStream, VoiceStream Holdings, and Sonera Ltd. ("Sonera"), a Finnish telecommunications company, and its U.S. subsidiary, Sonera Corporation U.S., entered into a Settlement Agreement and Release whereby Sonera will (i) invest $230 million into equity of Aerial and Operating Company, also at an equivalent of $22 per Aerial Common Share, (ii) immediately prior to the Aerial reorganization exchange its interest in Operating Company for Aerial Common Stock, and (iii) upon consummation of the Aerial reorganization, release all claims in connection with its prior investment in Operating Company.

      In addition, pursuant to a Stock Subscription Agreement between VoiceStream Holdings and Sonera dated September 17, 1999, Sonera has agreed to invest $500 million in VoiceStream Holdings at $57 per share of VoiceStream Holdings Common Stock at the closing of Omnipoint reorganization.

SONERA INVESTOR AGREEMENT

      Sonera, VoiceStream and VoiceStream Holdings have entered into an agreement which limits certain actions by Sonera as a stockholder of VoiceStream Holdings for a period of 5 years. Among other provisions, and subject to certain exceptions, TDS will agree not to:

o acquire any additional shares of VoiceStream Holdings common stock which would cause Sonera to own in excess of 19.9% of the voting securities of VoiceStream Holdings;

o solicit proxies for shares of VoiceStream Holdings common stock or participate in an election contest; or

o join a group or take any action to initiate, encourage or otherwise facilitate a tender or exchange offer for VoiceStream Holdings which would result in change of control of VoiceStream Holdings.

In addition, Sonera would agree to certain restrictions on its ability to transfer its VoiceStream Holdings shares. In particular, if Sonera sells VoiceStream Holdings shares, it would agree to take reasonable care to preclude the acquisition of more than 5% of the voting power of the VoiceStream Holdings shares by any person or group, except certain affiliated parties.


EXHIBIT INDEX


     Exhibit Number                    Description of Exhibit
         99.1              News Release dated September 20, 1999 is
                           incorporated herein by reference to the Form 8-K
                           filed by Aerial Communications, Inc. on
                           September 28, 1999.

         99.2 Agreement and Plan of Reorganization dated as of September 17, 1999 among VoiceStream Wireless
                           Corporation, VoiceStream Wireless Holding
                           Corporation, VoiceStream Subsidiary III Corporation,
                           Aerial Communications, Inc. and Telephone and Data
                           Systems, Inc. is incorporated herein by reference to the Form 8-K filed by Telephone and Data Systems,
                           Inc. on September 28, 1999.

         99.3 Stockholder Agreement dated as of September 17, 1999 by and between Telephone and Data Systems, Inc., VoiceStream Wireless Corporation, and VoiceStream
                           Wireless Holding Corporation is incorporated herein by reference to the Form 8-K filed by Telephone and Data Systems, Inc. on September 28, 1999.

         99.4 Indemnity Agreement dated as of September 17, 1999, among VoiceStream Wireless Corporation, VoiceStream
                           Wireless Holding Corporation, Aerial Communications,
                           Inc., Aerial Operating Company, Inc., and

                           Telephone and Data Systems, Inc. is incorporated herein by reference to the Form 8-K filed by Telephone and Data Systems, Inc. on September 28,
                           1999.

         99.5              Debt/Equity Replacement Agreement dated as of
                           September 17, 1999 made by and among Telephone and Data Systems, Inc., Aerial Communications, Inc.,
                           Aerial Operating Company, Inc., VoiceStream Wireless
                           Corporation, and VoiceStream Wireless Holding
                           Corporation is incorporated herein by reference to the Form 8-K filed by Telephone and Data Systems,
                           Inc. on September 28, 1999.

         99.6              Parent Stockholder Agreement dated as of September
                           17, 1999 by and among Aerial Communications, Inc.,
                           Telephone and Data Systems, Inc., VoiceStream
                           Wireless Corporation, VoiceStream Wireless Holding
                           Corporation and the individuals and entities set forth on Schedule I thereto is incorporated herein by reference to the Form 8-K filed by Telephone and Data
                           Systems, Inc. on September 28, 1999.


         99.7              Settlement Agreement and Release dated as September
                           17, 1999 by and among Sonera Ltd., Sonera Corporation
                           U.S., Telephone and Data Systems, Inc., Aerial
                           Communications, Inc., and Aerial Operating Company,
                           Inc. This agreement is joined by VoiceStream Wireless
                           Corporation and VoiceStream Wireless Holding
                           Corporation and is incorporated herein by reference to the Form 8-K filed by Telephone and Data Systems, Inc. on September 28, 1999.

         99.8              Stock Subscription Agreement dated September 17,
                           1999 by and among VoiceStream Wireless Holding
                           Corporation and Sonera Ltd.

         99.9 Investor Agreement dated September 17, 1999 by and among Sonera Ltd., VoiceStream Wireless Corporation and VoiceStream Wireless Holding Corporation.